UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2026

First Business Financial Services, Inc.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	001-34095	39-1576570
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Charmany Drive
Madison, Wisconsin		53719
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 608 238-8008

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FBIZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 24, 2026, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”) to: (1) elect three Class I director nominees to hold office until the 2029 annual meeting of shareholders and until their successors are duly elected and qualified; (2) to act upon a proposal to approve the First Business Financial Services, Inc. 2026 Equity Incentive Plan; (3) approve in a non-binding advisory vote, the compensation of the Company’s named executive officers; and (4) ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Of the aggregate 8,325,376 shares of the Company’s common stock issued and outstanding as of the close of business on the record date, February 18, 2026, 6,628,094 shares or 80% were represented in person or by proxy at the Annual Meeting.

At the Annual Meeting, the Company’s shareholders voted as follows:

(1)
Election of the below-named nominees to the Board:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Carla C. Chavarria	5,529,154	280,292	818,648
Jerry L. Kilcoyne	5,689,188	120,258	818,648
Daniel P. Olszewski	5,696,854	112,592	818,648

The nominees listed above were elected by a plurality to serve on the Board. Further, the nominees received in excess of 95% of the shares voted in favor of their election.

(2)
To act upon a proposal to approve the First Business Financial Services, Inc. 2026 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,572,057	155,880	81,509	818,648

This matter was approved by shareholders with 96% of shares voted cast in favor of the proposal.

(3)
Approval in a non-binding, advisory vote, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,506,342	130,245	172,858	818,648

This matter was approved by shareholders with 95% of shares voted cast in favor of the proposal.

(4)
Ratification of the appointment of Crowe LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,533,632	31,659	62,803	0

This matter was approved by shareholders with 99% of shares voted cast in favor of the proposal.

Item 9.01	Financial Statements and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits. The following exhibits are being furnished herewith:
99.1 Slides from the 2026 Annual Meeting of Shareholders
104 Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 29, 2026	FIRST BUSINESS FINANCIAL SERVICES, INC.

	By:	/s/ Brian D. Spielmann
	Name:	Brian D. Spielmann
	Title:	Chief Financial Officer